Exhibit 10.9

SECOND AMENDMENT TO STANDARD OFFER, AGREEMENT AND ESCROW
INSTRUCTIONS FOR PURCHASE OF REAL ESTATE

This Second Amendment to Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (this “Amendment”) is made as of November 21, 2023 (the “Second Amendment Effective Date”), by and among DBF IDGT W. 2ND STREET LLC, a California limited liability company (“DBF IDGT”), DBF LT W. 2ND STREET LLC, a California limited liability company (“DBF LT”), RAF IDGT W. 2ND STREET LLC, a California limited liability company (“RAF IDGT”) and RAF LT W. 2ND STREET LLC, a California limited liability company (“RAF LT” and collectively with DBF IDGT, DBF LT and RAF IDGT, “Seller”), and HOTEL101 LOS ANGELES LLC, a Delaware limited liability company (“Buyer”).

RECITALS:

A. Seller owns certain real property and improvements thereon located at 1240-1264 W. 2nd Street, Los Angeles, California (the “Property”), and Buyer and Seller are parties to that certain Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate dated September 27, 2023 (the “Original Agreement”), as amended by that certain First Amendment to Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate dated November 13, 2023 (the “First Amendment”). The Original Agreement as amended by the First Amendment shall be referred to herein as the “Agreement”. Capitalized terms used herein and not otherwise defined shall have the meanings set forth for them in the Agreement.

B. Seller and Buyer desire to amend and reaffirm the Agreement as provided below.

AMENDMENT:

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1. Seller Authorized Signatories. Julie Freeman is the only party authorized to sign on behalf of DBF IDGT and DBF LT and Robert Freeman is the only party authorized to sign on behalf of RAF IDGT and RAF LT. Julie Freeman, erroneously on behalf of RAF IDGT and RAF LT, and Robert Freeman, erroneously on behalf of DBF IDGT and DBF LT, executed the Original Agreement, including the addendum attached thereto, and the First Amendment. Notwithstanding the foregoing or anything to the contrary contained in the Agreement or this Amendment, Buyer and Seller each hereby acknowledge and agree that the Original Agreement, including the addendum attached thereto, and the First Amendment have been validly executed by Julie Freeman on behalf of DBF IDGT and DBF LT and by Robert Freeman on behalf of RAF IDGT and RAF LT and are hereby ratified. As such, the Original Agreement, including the addendum attached thereto, and the First Amendment were effective as of the signing of each document and shall remain effective pursuant to and in accordance with the express terms thereof. Buyer and Seller hereby acknowledge and agree that (i) the references to Julie Freeman as a signatory of and the corresponding signatures in the signature blocks of RAF IDGT and RAF LT are hereby deleted from the Agreement, and (ii) the references to Robert Freeman as a signatory of and the corresponding signatures in the signature blocks of DBF IDGT and DBF LT are hereby deleted from the Agreement.

2. Closing Deliveries. For the avoidance of doubt, each of the Seller signature blocks, whether as grantor, assignor or otherwise, included within Exhibits B, C, D, E and F attached to the Agreement shall be revised by the parties at or prior to Closing to reflect the signature block of Seller in form set forth on the signature page of this Amendment.

3. Entire Agreement. Except as amended or modified by this Amendment, the Agreement is ratified and confirmed and continues in full force and effect as amended by this Amendment. The above recitals are incorporated by reference.

4. Estoppel. Buyer and Seller hereby represent and certify to each other that, as of the Second Amendment Effective Date, neither Party is in breach or default of any of its obligations, representations or warranties under the Agreement.

5. Multiple Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Amendment, the parties may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.

[Signatures Follow]

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the Second Amendment Effective Date.

SELLER:

DBF IDGT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Manager

DBF LT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Manager

RAF IDGT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Manager

RAF LT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Manager

[Signature Page to Second Amendment]

BUYER:

HOTEL101 LOS ANGELES LLC,
a Delaware limited liability company

By:	HOTEL101 LA HOLDINGS, LLC,
a Delaware limited liability company, its sole member

	By:	HOTEL101 GLOBAL PTE. LTD.,
a private limited company, its sole member

By:	/s/ Joselito L. Barrera, Jr.
Name:	Joselito L. Barrera, Jr.
Its:	Director

[Signature Page to Second Amendment]